Exhibit 99.2
   Peter D. Aquino – President, Chief Executive OfficerJames C. Keeley – Executive Vice President, Chief Financial Officer   Second Quarter 2019 Earnings ReportAugust 6, 2019   © 2019 Internap Corporation (INAP)

 FORWARD-LOOKING STATEMENTS  Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding industry trends, our future financial position and performance, business strategy, revenues and expenses in future periods, projected levels of growth, availability of capital resources and liquidity and other matters that do not relate strictly to historical facts. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that we are “positioned” for a particular result, statements regarding our vision or similar expressions or variations. These statements are based on the beliefs and expectations of our management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors, including, without limitation: our ability to drive growth while reducing costs; our ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; our ability to achieve or sustain profitability; our ability to expand margins and drive higher returns on investment; our ability to sell into new and existing data center space; the actual performance of our IT infrastructure services and our ability to improve operations; our ability to correctly forecast capital needs, demand and space utilization; our ability to respond successfully to technological change and the resulting competition; the geographic concentration of our data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; the uncertainty as to whether any strategic alternative will be pursued or, if pursued, closed; uncertainty as to the terms, value and timing of any such strategic alternative; the impact of the announcement of the evaluation of strategic alternatives on INAP’s common stock, its businesses, and its operating results; our ability to realize anticipated revenue, growth, synergies and cost savings from the acquisition of SingleHop LLC; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; the failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, data centers, network access points or computer systems; our ability to provide or improve Internet infrastructure services to our customers; our ability to protect our intellectual property; our substantial amount of indebtedness, our ability to raise additional capital when needed, on attractive terms, or at all, and our ability to service existing debt or maintain compliance with financial and other covenants contained in our credit agreement; our compliance with and changes in complex laws and regulations in the U.S. and internationally; our ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and our other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by INAP or on our behalf. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on our behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  © 2019 Internap Corporation (INAP)  2

 NON-GAAP MEASURES  In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. INAP believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand our underlying performance and trends. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition. Our method of calculating these non-GAAP financial measures may differ from methods used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP.We have provided in this presentation reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures.   © 2019 Internap Corporation (INAP)  3

 Positive Sales and operational progress  First Megawatt deal of the year used as a catalyst to expand LA flagship facilityPipeline for larger deals continues to drive optimism as INAP shifts its model from retail-only to retail + wholesaleLowest churn rate in years driven by investments and refinements in customer experience and network resiliencyBacklog grows to +$20MCost savings initiatives implemented in first half of 2019Conservative / success-based capex spending throughout 2019 to help maintain cash flow objectives  © 2019 Internap Corporation (INAP)  4  Focus on Organic Growth and Financial Efficiency

   AtlantaBostonChicagoDallasHoustonLos AngelesMiamiMontrealNew York / New JerseyNorthern Virginia / D.C  OaklandPhoenixSeattleSilicon Valley  AmsterdamFrankfurtLondon  Hong KongSingaporeSydneyTokyo / Osaka  NORTH AMERICA  EUROPE  APAC  © 2019 Internap Corporation (INAP)  5  INAP’s Attributes AT-A-GLANCE  52DATA CENTERS  21METRO MARKETS  101GLOBAL POPs  1.2MGROSS SQ. FEET  132MW UTILITY POWER  14 FLAGSHIP1M+ GROSS SF.111MW+ POWER  8 TURNKEY100K+ GROSS SF.21MW+ POWER  30 ADDITIONAL30K+ GROSS SF.<5MW*POWER  *Power stat for 30 additional data centers not reflected in 132MW.  COLOCATION  NETWORK  CLOUD

 © 2019 Internap Corporation (INAP)  6  QUARTERLY FINANCIAL SUMMARY  ($ in millions)   *Reconciliations to GAAP on pages 13-16  Revenue  Net Loss Attributable to Shareholders  Adjusted EBITDA (non-GAAP)*  Adjusted EBITDA less Capex (non-GAAP)*  Organic Revenue Stabilizing and Continued Financial Focus on Delivering Cash Flow

 © 2019 Internap Corporation (INAP)  7  CONSOLIDATED EARNINGS SUMMARY   Adjusted EBITDA less Capex on track with Original Guidance   *Reconciliations to GAAP on pages 13-16

 © 2019 Internap Corporation (INAP)  8      INAP US BUSINESS UNIT RESULTS  ($ in millions)  * *Reconciliations to GAAP on pages 13-16  Revenue Flat Sequentially with Improved Profitability  Revenue  Business Unit Contribution (non-GAAP)*

 © 2019 Internap Corporation (INAP)  9  INAP INTL BUSINESS UNIT RESULTS  Business Unit Contribution (non-GAAP)*  Revenue  ($ in millions)  *Reconciliations to GAAP on pages 13-16  Maintaining Profitability Improvement Year-Over-Year

 © 2019 Internap Corporation (INAP)  10  CASH FLOW AND BALANCE SHEET   Conservative CapEx to Maintain Cash Flow Objectives  *Reconciliations to GAAP on pages 13-16

 Taking inap 2.0 to the next level  © 2019 Internap Corporation (INAP)  11  Launching from new INAP 2.0 baseline positions the company for growth and new partnerships down the roadBuilding out new, additional Cloud PODs in Seattle and Ashburn related to recent sales winsExpanding LA flagship facility related to first Megawatt deal of the yearLeveraging our global, high performance IP and transit network to attract enterprise network demandImplementing sales and cost savings initiatives to drive growth and financial efficiency  Strategic Alternatives Review Remains Active

 Appendix  Reconciliation of Non-GAAP Financial Measures  © 2019 Internap Corporation (INAP)  12

 © 2019 Internap Corporation (INAP)  13  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Normalized Net Loss Attributable to INAP Shareholders is a non-GAAP measure. Normalized Net Loss is GAAP net loss attributable to INAP shareholders plus exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives, realignment, and related costs, and acquisition costs.

 © 2019 Internap Corporation (INAP)  14  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Business Unit Contribution and Business Unit Contribution Margin are non-GAAP measures. Business Unit Contribution is defined as business unit revenues less direct costs of sales and services, customer support, and sales and marketing. Business Unit Contribution Margin is Business Unit Contribution as a percentage of business unit revenues.

 © 2019 Internap Corporation (INAP)  15  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA less CapEx are non-GAAP measures. Adjusted EBITDA is GAAP net loss attributable to INAP Shareholders plus depreciation and amortization, interest expense, (benefit) provision for income taxes, other expense, loss (gain) on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, and acquisition costs. Adjusted EBITDA margin is adjusted EBITDA as a percentage of revenues. Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures.

 © 2019 Internap Corporation (INAP)  16  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  Free Cash Flow and Unlevered Free Cash Flow are non-GAAP measures. Free Cash Flow is net cash flows provided by operating activities minus capital expenditures. Unlevered Free Cash Flow is Free Cash Flow plus cash interest expense.